SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2002



                         WEBSTER FINANCIAL CORPORATION.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-15213               06-1187536
--------------------------------    ----------------    ------------------------
  (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)              File Number)        Identification No.)



                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 578-2476
                                                           --------------



                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.
         -------------

            On December 4, 2002, Webster Financial Corporation issued a press release announcing that the audited financial statements included as part of its Annual Report on Form 10-K were placed inadvertently at Exhibit 23 to the Form 10-K, rather than in the body of the report as Item 8. That press release is filed as Exhibit 99 to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

(c) Exhibits.

Exhibit No.             Description
-----------             -----------

    99                  Press Release dated December 4, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION

                                    (Registrant)

                                    /s/ William J. Healy
                                    ---------------------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer





Date: December 5, 2002


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EXHIBIT INDEX
-------------


Exhibit No.           Description
-----------           -----------

   99                 Press Release dated December 4, 2002.